UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 2, 2016
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On September 2, 2016, Peninsula Gaming, LLC (“PGL”), a wholly-owned subsidiary of Boyd Gaming Corporation (the “Company”), repaid all of the outstanding amounts, including all principal and accrued interest amounts, under PGL’s $875.0 million senior secured credit facility (the “PGL Credit Facility”) pursuant to the PGL Credit Agreement, dated as of November 14, 2012, by and among PGL, the lenders party thereto, and Bank of America, N.A. In connection with the repayment in full of the PGL Credit Facility (the “Repayment”), the PGL Credit Agreement was terminated.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Repayment, on September 2, 2016, the Company redeemed all of PGL’s outstanding 8.375% Senior Notes due 2018 (the “2018 Notes”) at a redemption price of 100.0% of the principal amount of $350.0 million, plus accrued and unpaid interest through the redemption date. As previously reported, the redemption of the 2018 Notes was conditioned upon receipt by the trustee of the 2018 Notes of sufficient funds to pay the redemption price, which condition has been satisfied.

On September 2, 2016, the Company notified the administrative agent under the Third Amended and Restated Credit Agreement, dated August 14, 2013, by and among the Company, certain financial institutions, Bank of America, N.A., as administrative agent and letter of credit issuer, and Wells Fargo Bank, National Association, as swing line lender, (the “Boyd Credit Agreement”) and the trustees for the Company’s 9% Senior Notes due 2020, 6.875% Senior Notes due 2023 and 6.375% Senior Notes due 2026 of its designation of the following subsidiaries as “Restricted Subsidiaries” pursuant to the Boyd Credit Agreement and the applicable indentures:  Boyd Acquisition I, LLC, Boyd Acquisition II, LLC, Peninsula Gaming, LLC, Belle of Orleans, L.L.C., Diamond Jo, LLC, Diamond Jo Worth, LLC, Kansas Star Casino, LLC, and The Old Evangeline Downs, L.L.C.

On September 3, 2016, the Company redeemed all of the Company’s outstanding 9% Senior Notes due 2020 (the “2020 Notes”) at a redemption price of 104.50% of the principal amount of $350.0 million, plus accrued and unpaid interest to the redemption date.  As previously reported, the redemption of the 2020 Notes was conditioned upon receipt by the trustee of the 2020 Notes of sufficient funds to pay the redemption price, which condition was satisfied.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 2.03 hereto is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 8, 2016	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer